UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2022
Conformis, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	001-37474	56-2463152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Technology Park Drive
Billerica, MA 01821
(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 345-9001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	CFMS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 26, 2022, Conformis, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). Stockholders of record at the close of business on September 7, 2022 (the “Record Date”) were entitled to vote at the Special Meeting. The following is a summary of the matters voted on at that meeting.

1.The Company’s stockholders approved and adopted an amendment to the Company’s restated certificate of incorporation to effect a reverse stock split of the Company’s common stock (“Common Stock”) and adjust the number of shares of Common Stock authorized for issuance. The results of the stockholders’ vote with respect to such matter were as follows:

	Votes	Votes
Votes For	Against	Abstaining
119,393,161	17,472,330	1,268,376

The number of shares voted in favor of the proposal exceeded a majority of shares of Common Stock issued and outstanding as of the Record Date. As a result, the proposal was approved.

2.The Company’s stockholders provided authority to approve one or more adjournments to the Special Meeting. The results of the stockholders’ vote with respect to such matter were as follows:

	Votes	Votes
Votes For	Against	Abstaining
116,652,475	19,918,808	1,562,584

No adjournment proposal was made at the Special Meeting, and the authority provided pursuant to the foregoing voting results was therefore not utilized.

Item 8.01.	Other Matters.
At the Special Meeting, the Company’s stockholders approved a proposed amendment to the Company’s restated certificate of incorporation to effect a reverse stock split of the Company’s outstanding shares of Common Stock by one of several fixed ratios (1-for 15, 1-for-20 and 1-for 25) and to adjust the number of shares of Common Stock authorized for issuance, as further described in the Company’s proxy statement for the Special Meeting. The reverse stock split was proposed to address the Company’s current non-compliance with Nasdaq’s $1.00 per share minimum bid price requirement. The Company’s Board of Directors intends to proceed with implementation of the reverse stock split, and expects in the near-term to determine and announce the effective time and exact ratio of the reverse stock split.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONFORMIS, INC.

Date: October 28, 2022	By:	/s/ Robert S. Howe
Robert S. Howe
Chief Financial Officer